UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 12, 2018 (December 18, 2018)

PAYMEON, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53574	20-4959207
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S Employer Identification Number)

2688 NW 29th Terrace, Oakland Park, Florida 33311

(Address of Principal Executive Offices) (Zip Code)

844-422-7258

(Registrant’s Telephone Number, including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01

Entry into a Material Definitive Agreement.

On December 12, 2018, PayMeOn, Inc., a Nevada corporation (the “Company”), filed Articles of Merger (the “Articles of Merger”) with the Secretary of State of Nevada.

As permitted by Chapter 92A.180 of Nevada Revised Statutes, the sole purpose of the Articles of Merger was to effect a change of the Company's name from PayMeOn, Inc. to Basanite, Inc. (the “Merger”).

The Merger and the name change do not affect the rights of the Company’s shareholders and the shareholders of the Company are not required to take any action as a result of the name or symbol change.

The Merger will be consummated pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) whereby the Company agreed to merge with its recently formed wholly owned subsidiary, Basanite, Inc., a Nevada corporation with no material operations (“Merger Sub”). Upon the consummation of the Merger on 12:01 a.m. December 19, 2018, the separate existence of Merger Sub will cease and shareholders of the Company became shareholders of the surviving company named Basanite, Inc. and the Company’s Articles of Incorporation will be deemed amended to reflect the change in the Company's new corporate name.

The Company has notified the Financial Industry Regulatory Authority (“FINRA”) of the name change. The name change will take effect in the market upon approval by FINRA. Once FINRA approves the name change, the Company will be issued a new symbol and the Company will disclose the change in a subsequent Current Report on Form 8-K and press release.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1. A copy of the Articles of Merger is attached hereto as Exhibit 3.1.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01

Other Events.

The information set forth in Item 1.01 is incorporated herein by reference..

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibits filed as part of this Current Report are as follows:

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated December 11, 2018, by and between PayMeOn, Inc. and Basanite, Inc.
3.1	Articles of Merger as filed with the Nevada Secretary of State on December 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  December 18, 2018

PAYMEON, INC.

By:	/s/ David Anderson
David Anderson
Chief Executive Officer